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                                  [LETTERHEAD]

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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To Univision Communications Inc:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-34559 and 333-47017.



/s/ ARTHUR ANDERSEN LLP
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ARTHUR ANDERSEN LLP
Roseland, New Jersey
March 10, 1998